dunkin'
brands

DUNKIN' DONUTS
Coolatta
Latte
cappuccino

DUNKIN' DONUTS
baskin robbins

Dunkin’ Dunkin’ Brands Group, Inc. Brands Group, Inc. Investor Presentation Investor Presentation Fourth Quarter 2011 Fourth Quarter 2011 Exhibit 99.1

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Forward-looking statements
Certain information contained in this presentation, particularly information regarding future economic performance, finances, and expectations and objectives of management constitutes forward-looking statements.  Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and are generally contain words such as “believes,” “expects,” “may,” “will,”
“should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or similar expressions.
Our forward-looking statements are subject to risks and uncertainties, which may cause actual results to differ materially from those projected or implied by the forward-looking statement.
Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof.  We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law.
Regulation G
This presentation contains certain non-GAAP measures which are provided to assist in an understanding of the Dunkin’ Brands Group, Inc. business and its performance. These measure should always be considered in conjunction with the appropriate GAAP measure. Reconciliations of non-GAAP amounts to the relevant GAAP amount are provided as an attachment to these slides.

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Strong platform for continued growth
Our key business strengths
Strong and established brands with leading market positions
Two strong and highly recognized global brands that generated 2011 franchisee-reported sales of $8.3 bn
Strong comp store sales trajectory
Significant opportunities to grow brands globally
Over 16,700 global locations with significant opportunity for domestic and international growth
Invested during downturn to position ourselves for growth
Franchised business model provides platform for growth
Nearly 100% franchised business model generates high margins with low capex requirements, driving cash flow generation
Store-level economics generates franchisee demand for additional restaurants
Strong performance since IPO underscores long-term growth opportunity
Highly experienced, aligned and motivated management team with franchise “operating” philosophy

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Two leading global brands
each with over 60 years of heritage
Source: NPD Group/CREST for year ending February 2011;  Omnibus Awareness Study, July 2010;
4
Over 95% aided brand awareness in U.S.
#1 in QSR customer loyalty for 6 straight years
1 bn+ cups of coffee sold in the U.S. annually
#1 position in Hot Regular/Flavored/Decaf Coffee,
Iced Coffee, Donuts, Bagels and tied in Muffins
Over 50% share of New England coffee servings and
morning meal traffic
36 U.S. states and in 31 other countries
1,000+ ice cream flavors
95% aided brand awareness in U.S
#1 hard serve ice cream position in U.S.
#1 market share positions in Fast Food Ice Cream
category in Japan and South Korea in 2010
45 U.S. states and in 46 other countries
More Flavors, More Fun™ America Runs on Dunkin’
®
Brand Keys

DUNKIN' DONUTS
baskin robbins

DUNKIN' DONUTS
baskin robbins

dunkin' brands

U.S.
$6.4 bn
(77%)
Intl
$1.9bn
(23%)
$6.6bn
(79%)
$1.8bn
(21%)
10,083
(60%)
6,711
(40%)
U.S.
9,472
(56%)
Intl
7,322
(44%)
Substantial global platform across both brands
5
1. Data as of December 31, 2011
2011 Franchisee-Reported Sales
Global Points of Distribution
1
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Confidential information: Copying, dissemination or distribution of this information is strictly prohibited. 6 Our growth strategy

DUNKIN' DONUTS

baskin robbins

DUNKIN' DONUTS
baskin robbins

dunkin' brands
DUNKIN' DONUTS
baskin robbins

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Focused growth strategies across each segment
7% of 2011 revenue
73% of 2011revenue
20% of 2011 revenue
Increase comparable
store sales and
profitability in DD U.S.
Continue DD U.S.
contiguous store
expansion
Increase comparable
store sales growth of BR
U.S.
Drive accelerated
international growth
across both brands

8.0%
6.0%
4.0%
2.0%
0.0%
(2.0%)
6.5%
5.7%
4.3%
7.0%
6.1%
4.3%
1.3%
(0.8%)
(1.3%)
2.3%
2.8%
3.8%
6.0%
7.4%
5.1%
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
1Q11
2Q11
3Q11
4Q11
2011

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Strong DD U.S. comp growth momentum
Resilient comp performance throughout economic cycles
Note: Fiscal year-end changed from August to December starting in 2006
45 consecutive
quarters of
comparable store
sales growth
Dunkin’ Donuts U.S. comparable store sales growth

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Dunkin’ Donuts U.S. strategy
Drive comparable store sales and profitability
•
Successful product innovation record with strong pipeline
•
Differentiated brand platform with high-impact marketing
•
Operations-focused culture driving improved in-store
experience
Accelerate profitable and contiguous POD growth
•
Among one of the industry-leading expansion track records
•
Significant opportunity across U.S.

DUNKIN' DONUTS
coffee
Tropicana
MIX
FLAVORS
Iced Tea
dunkin' brands
DUNKIN' DONUTS
baskin robbins

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Powerful track record of product innovation
1995
Coffee excellence
•
Hazelnut and
French Vanilla
1996
Breakfast sandwiches
Bagels
1998
2001
Vanilla Chai
2003
Hot
espresso
platform
2004
Iced lattes
2008
DD Smart
®
Flatbreads
2010
Bagel twists
Coolatta
®
mixology
PM snacks
2009
Wake-Up Wrap
®
2011
Big n’ Toasted
Shaped donuts
Dunkin’ K-Cups
Frozen Iced Tea
Captain America
Coolatta
2005
Turbo Ice
®
Tropicana
®
Coolatta
®
9 iced coffee and hot
coffee flavors
2000
Dunkaccino
®
Hot chocolate
Fruit Coolatta
®

ON
DD
AMERICA RUNS ON DUNKIN'
FREE COFFEE
UNLOCK THE LAB
CAPTAIN AMERICA
Caramel or Mocha? Yes.
ICED Latte
ICED coffee
WHAT ARE YOU DRINKIN'?
BLUEBERRY
The SIMS Social
MEDIUM ROAST
DUNKIN' DONUTS
ORIGINAL BLEND
dunkin' brands
DUNKIN' DONUTS
baskin robbins

High impact marketing with broad reach
Produce news “buzz”
from both new products
and Limited Time
Offerings
TV, Radio, Print,  Public Relations, Point
of Purchase, Local Marketing
Growing interactive, internet
and social media
Strong in both traditional and new media
Growing loyalty
program
Strong grocery
coffee business
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DUNKIN' DONUTS

dunkin' brands
DUNKIN' DONUTS
BR baskin robbins

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Intense focus on restaurant level
operational support
Clearly defined store
standards
Strong remodel program
Strong support to
franchisees and
restaurant managers with
training and marketing
Effective systems for
back-office management
People &
systems
Great guest
experience
Profitable
topline sales
Strong guest satisfaction scores

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WA
OR
ID
MT
ND
SD
WY
NV
UT
CO
CA
NE
KS
MN
IA
MO
OK
AR
NM
AZ
TX

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Region
Population
(mm)
Stores (1) Penetration
Core 36.0 3,768 1:9,560
Eastern Established 53.8 2,227 1:24,160
Eastern Emerging 88.7 891 1:99,600
West 130.0 129 1:1,008,100

Significant opportunity for profitable growth
1. As of 12/31/2011

Penetration per capita
Boston
Providence
Hartford
NY
Philadelphia
Chicago
Baltimore
Miami
Tampa
Wash DC
Cleveland
Atlanta
Cincinnati
Pittsburgh
Phoenix
Las Vegas
Dallas

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Proven ability to increase penetration
in Established markets
Core Established Emerging
23%
2011 net new
open (% of total) (1)
32% 37%
West
8%
Note: Penetration figures based on store counts as of 12/31/11
1. Represents net development of the region, not select DMAs, for full year 2011
Total penetration of select markets
5,800 5,500
6,600
13,700
14,850
20,000
24,000
30,000
31,000
47,900
77,200
81,000
102,000
105,200
108,000
130,500
0
50,000
100,000
150,000
200,000
350,000
342,000
34,200
18,800
0
25,000
50,000
2000 2011

Significant long-term expansion opportunity
for Dunkin’ Donuts U.S.
~15,000
7,015
1:9,200 1:20,000                          1:23,000                               1:25,000             1:20,000
DD pro forma long-term penetration
Dunkin’ Donuts U.S. bridge to long-term goal (existing stores + new net development)
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Core
Established
Emerging
West
Established Emerging West Core
Long-term
3,768
~3,900
2,227
891
129
~2,700
~3,900
~5,000
~5,000
~3,000
~550
~200
Q4 2011

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Note: Unit count as of 12/31/11
Both brands have strong international
presence with significant growth potential
Store count:
5,368
429
605
90
830
18
900
800
700
600
500
400
300
200
100
-
Baskin-Robbins
Dunkin’ Donuts
2,396
249
91
321
11
2,972
581
338
284
79
Asia Middle East Europe Americas Australia / NZ
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6,000

DUNKIN' DONUTS
baskin robbins

dunkin' brands

DUNKIN' DONUTS
baskin robbins

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Drive continued international growth
for both brands
19
A history of successful international growth Focused international growth priorities
Drive growth and increase penetration in established
markets (Japan, Korea and Middle East)
Leverage brands’ strengths to grow in newer, high-
potential markets
•
Accelerate China growth for both brands
•
Launch Dunkin’ Donuts in India
•
Build-out other emerging markets
History of successful international growth, particularly
in Asia
Dunkin’ Brands is among the largest U.S. QSR
companies overseas by unit count
Emphasis on improving penetration in existing
markets, given strong concept acceptance
Both brands have been able to grow in new markets
•
Baskin-Robbins has close-to-universal product
appeal
•
Dunkin’ Donuts’ platform allows for localization
and flexibility
2007 – 2011 international growth:
•
13% international SWS CAGR
•
8% international POD CAGR

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Continue to re-energize Baskin-Robbins U.S.
Leveraging 65-year heritage and 95% aided brand awareness
Implementing focused strategic plan aimed at improving comp sales
•
Sharpening brand differentiation
•
Improving operations and marketing
•
Optimizing supply chain to increase franchisee profitability
•
Introducing standardized retail technology
•
Accelerating store transfer program
Current results are encouraging
•
Improving comp sales trend (+5.8% in Q4 2011)
•
Increased franchisee engagement
•
Reached an all-time high in overall guest satisfaction

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Fourth quarter and fiscal year 2011 results
Three months
ended 12/31/11
Increase /
(decrease) to prior
year period Fiscal year 2011
Increase /
(decrease) to prior
year period
Select operating metrics
Systemwide sales growth 15.0% 680 bps 9.1% 240 bps
Dunkin' Donuts U.S. comp 7.4% 270 bps 5.1% 280 bps
Baskin-Robbins U.S. comp 5.8% 660 bps 0.5% 570 bps
Consolidated global PODs¹ 16,794 3.7% 16,794 3.7%
Dunkin' Donuts global PODs 10,083 3.3% 10,083 3.3%
Baskin-Robbins global PODs 6,711 4.3% 6,711 4.3%
Select income statement items ($mm)
Revenues $168.5 12.5% $628.2 8.8%
Adjusted operating income 73.0 31.2% 270.7 16.2%
Adjusted operating margin 43.3% 610 bps 43.1% 270 bps
Adjusted net income 36.2 36.6% 101.7 15.9%
Select balance sheet items ($mm)
Cash and cash equivalents $246.7
Net debt 4 / LTM adjusted EBITDA 4.4x
1 Global net development was 601 PODs in FY2011
2 Adjusted operating income and adjusted net income are non-GAAP measures reflecting operating income and net income, determined in accordance with GAAP, further adjusted for amortization of intangible assets, impairment charges, and other non-recurring items, net of the tax impact of such adjustments.
3 Amount includes $123.1mm cash held for advertising funds or reserved for gift card/certificate programs
4 Net debt excludes cash held or reserved for gift card/gift certificate programs
5 Adjusted EBITDA reflects fiscal year 2011 credit agreement EBITDA of $314.1mm
2
2
3
Financial highlights
5

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2012 Guidance
Dunkin’ Donuts U.S.
•
3.5% – 4.5% comps store sales growth
•
260 – 280 total net unit development
•
600 – 650 remodels
International (DD & BR)
•
350 – 450 total net unit development
Baskin-Robbins U.S.
•
0 – 2% comps store sales growth
•
(60) – (90) total net unit development
550 – 650 total global net unit
development
6 – 7% revenue growth
10 – 12% adjusted operating
income growth
45 – 46% adjusted operating
income margin
$1.19 – $1.23 EPS
$100 – $110M Free Cash Flow
Business Segments
Dunkin’ Brands
* These targets are forward-looking, are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change.  Actual results will vary and those variations may be material.  For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of the preliminary prospectus. Nothing in this presentation should be regarded as a representation by any person that these targets will be achieved and the Company undertakes no duty to update its targets.

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Long-term earnings target
Drivers Long-term targets*
6–8% revenue growth
10–12% operating income
(excl. intangibles
amortization) growth
15%+ EPS (excl. intangibles
amortization) growth
Strong, consistent revenue growth
•
U.S. consolidated comps in the
2–4% range
•
Total net unit development of
approximately 3–5% with
opportunity to accelerate
Highly leverageable cost structure
•
Drives margin expansion of
150–200 bps per year
Strong free cash flow
•
Facilitates earnings growth through
deleveraging or shareholder payout
*  These targets are forward-looking, are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change.  Actual results will vary and those variations may be material.  For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of the preliminary prospectus. Nothing in this presentation should be regarded as a representation by any person that these targets will be achieved and the Company undertakes no duty to update its targets.

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Executing on growth initiatives since IPO
Beverage, breakfast sandwich and bakery sandwich innovation driving traffic and higher average ticket sales for DD U.S.
Strong core comps , K-Cups and retail technology program helping further improve franchisee profitability
•
No cannibalization of in-store ready-brewed coffee by K-Cups
Global promotions and “What Are You Drinkin’?” campaign reinforce position as #1retailer of hot and iced coffee in U.S.
Average age of DD U.S. restaurant image now less than 5 years – 636 remodels in 2011
243 net new DD U.S. restaurants in 2011; 601 net new restaurants globally for both brands
Strong interest from franchisee candidates for newly released markets in U.S.
New Baskin-Robbins International  store design and localized product offerings support further expansion in existing and new markets
Q4 Baskin-Robbins U.S. comparable store sales of 5.8% highlight ongoing operational improvements and successful promotional activities
Strong finish to 2011 – Adj. Net Income up 36.6% driven by
7.4% Dunkin’ Donuts U.S. comp store sales increase

BR
baskin robbins
DUNKIN' DONUTS
AMERICA RUNS ON DUNKIN'

dunkin' brands

DUNKIN' DONUTS

baskin robbins

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Brands have unique mix of heritage and consumer buzz
Track record of driving strong comps
Both domestic and international white space growth
opportunities
Experienced management team focused on disciplined
growth
Committed to strong long-term
earnings growth and cash flow
generation with an asset-light
business model
Summary

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Attachment – Non-GAAP Reconciliation
Three months ended Fiscal year ended
December
31, 2011
December
25, 2010
Increase
(Decrease)
December
31, 2011
December
25, 2010
Increase
(Decrease)
Operating income $44,567 $44,380 0.4% $205,309 $193,525 6.1%
Adjustments:
Sponsor termination fee – – – 14,671 – n/m
Amortization of intangible assets
6,919 7,152 (3.3)% 28,025 32,467 (13.7)%
Impairment charges 840 4,120 (79.6)% 2,060 7,075 (70.9)%
Korea joint venture impairment, net 18,776 – n/m 18,776 – n/m
Secondary offering costs 1,899 – n/m 1,899 – n/m
Adjusted operating income $73,001 $55,652 31.2% $270,740 $233,067 16.2%
Adjusted operating income is reconciled to operating income for the periods presented as follows:

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Attachment – Non-GAAP Reconciliation
Three months ended Fiscal year ended
December
31, 2011
December
25, 2010
Basis
Point
Increase
(Decrease)
December
31, 2011
December
25, 2010
Basis
Point
Increase
(Decrease)
Operating income margin 26.4% 29.6% (320) 32.7% 33.5% (80)
Adjustments:
Sponsor termination fee – – – 2.3% – 230
Amortization of intangible assets
4.1% 4.8% (70) 4.5% 5.6% (110)
Impairment charges 0.5% 2.8% (230) 0.3% 1.3% (100)
Korea joint venture impairment, net 11.2% – 1,120 3.0% – 300
Secondary offering costs 1.1% – 110 0.3% – 30
Adjusted operating income margin 43.3% 37.2% 610 43.1% 40.4% 270
Adjusted operating income margin is reconciled to operating income margin for the periods presented as follows:

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Attachment – Non-GAAP Reconciliation
Three months ended Fiscal year ended
December
31, 2011
December
25, 2010
Increase
(Decrease)
December
31, 2011
December
25, 2010
Increase
(Decrease)
Net income (loss) $11,591 $(15,256) 176.0% $34,442 $26,861 28.2%
Adjustments:
Sponsor termination fee – – – 14,671 – n/m
Amortization of intangible assets 6,919 7,152 (3.3)% 28,025 32,467 (13.7)%
Impairment charges 840 4,120 (79.6)% 2,060 7,075 (70.9)%
Korea joint venture impairment, net 18,776 – n/m 18,776 – n/m
Secondary offering costs 1,899 – n/m 1,899 – n/m
Loss on debt extinguishment and
refinancing transactions
– 58,262 (100.0)% 34,222 61,955 (44.8%)
Tax impact of adjustments (3,863) (27,814) 86.1% (32,351) (40,599) 20.3%
Adjusted net income $36,162 $26,464 36.6% $101,744 $87,759 15.9%
Adjusted net income is reconciled to net income for the periods presented as follows:
1 Tax impact of adjustments calculated at 40% effective tax rate for each period presented, excluding the Korea joint venture impairment charge in fiscal year
2011 as there was no tax impact related to that charge.
1

dunkin' brands SM

DUNKIN' DONUTS

BR baskin robbins

dunkin' brands
DUNKIN' DONUTS
BR baskin robbins

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